SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(2)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           CANTERBURY CONSULTING GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
          filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

     1)   Amount Previously Paid:

     2)   Form,  Schedule or Registration Statement No.:

     3)   Filing Party:

4) Date Filed:  October 24, 2003

                  Canterbury Consulting Group, Inc.
          352 Stokes Road, Suite 200, Medford, New Jersey  08055

                     P R O X Y   S T A T E M E N T

    Proxies, enclosed with this Proxy Statement, are requested by the Board of Directors of Canterbury Consulting Group, Inc. for the Annual Meeting of Stockholders. The meeting is to be held on Monday, November 24, 2003 at 10:00 a.m. at Braddock's Restaurant, 39 South Main Street, Medford,
New Jersey  08055.

    Stockholders of record as of the close of business on September 26, 2003 will be entitled to vote at the meeting and any adjournment of that meeting. As of that date, 2,097,251 shares of common stock of Canterbury were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised.

    Any proxies that are sent in by stockholders may be revoked before November 24, 2003 at 10:00 a.m. by mail or other deliveries in writing, or by voice vote if the shareholder attends the Annual Meeting in person.

    The people named as attorneys in the proxies are either Officers or Directors of Canterbury. With respect to the election of a Board of Directors, shares represented by proxies in the enclosed form, which are received, will be voted as explained below under the heading Election of Directors. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the choice selected and will be votes FOR that proposal if no specification is indicated.

    Under Pennsylvania law, the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at a meeting, constitutes a quorum for purposes of consideration and action on a matter. Only stockholders indicating affirmative or negative decision on a matter are treated as voting. Abstentions, broker non-votes or mere absence or failure to vote is not equivalent to a negative decision and will not count towards a quorum, and if a quorum is otherwise present, effect the outcome of a vote. A broker non-vote occurs when a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters. The affirmative vote of the holders of a majority of shares of the common stock that vote at the annual meeting is required for approval of each of the actions proposed to be taken at the Annual Meeting. If a stockholders' meeting is called for the election of Directors and is adjourned for lack of a quorum and another stockholders' meeting is called, those stockholders entitled to vote who attend the adjourned meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws, shall be a quorum for the purpose of electing
Directors. If a meeting called to vote upon any other matter than the election of Directors has been adjourned for at least 15 days because of the absence of a quorum, those stockholders entitled to vote who attend such meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws shall still constitute a quorum for purpose of acting upon any matter set forth in the notice of meeting. If the notice actually states that those stockholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose upon acting on the matter, then the vote would be binding.

    Canterbury is not aware of any matters to be presented at the meeting other than the three proposals outlined in this Proxy Statement. If any other matters are presented at the meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted by and in the judgment of the persons named as proxies.

    An Annual Report containing the Form 10-K for the fiscal year ended November 30, 2002 as filed with the SEC including complete financial statements audited by Baratz & Associates, P.A. is enclosed with, but not as a part of, this Proxy Statement. Canterbury's Form 10-Q report for the period ended August 31, 2003 are available upon request from the Company's Investor Relations Department or online at www.sec.gov.

    The date that this Proxy Statement and proxy material are being sent to the stockholders is on or about October 24, 2003.

Proposal No. 1 - ELECTION OF DIRECTORS
=======================================

    Seven Directors are to be elected at the meeting, each to serve until the next Annual Meeting and until his or her successor shall have been elected and qualified. Each of the nominees named in the following pages is presently a member of the Board of Directors. If at the time of election any of the nominees are unable or unwilling to serve, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

NOMINEES FOR DIRECTORS
----------------------

Name                         Age     Director            Principal
                                      Since              Occupation
-------------------------------------------------------------------------
Stanton M. Pikus             63        1981      Chairman of the Board of
                                                 Directors
Kevin J. McAndrew            45        1990      President, Chief
                                                 Executive Officer,
                                                 Chief Financial Officer,
                                                 and Treasurer
Jean Zwerlein Pikus          50        1984      Vice President,
                                                 Secretary
Alan B. Manin(1)(2)(3)       66        1981      President, Atlantis,
                                                 Inc.
Stephen M. Vineberg(1)(2)(3) 62        1988      President, CMQ, Inc.
Paul L. Shapiro(1)(2)(3)     52        1992      Manager, McKesson Drug
                                                 Co.
Frank A. Cappiello(1)(4)     77        1995      President, McCullough,
                                                 Andrews & Cappiello,
                                                 Inc.

(1) Independent Board of Directors Member
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Audit Committee of the Board of Directors.
(4) Chairman and Member of the Audit and Compensation Committees of the Board of Directors.

BIOGRAPHIES OF THE NOMINEES FOR DIRECTORS
-----------------------------------------

   KEVIN J. McANDREW, President, Chief Executive Officer, Chief Financial Officer and Treasurer, has been with the Company since June 1987. He has been a Director since 1990. He has held the positions of Chief Operating Officer; Executive Vice President, and Vice President of Finance during his employment with Canterbury. He is a graduate of the University of Delaware (B.S. Accounting, 1980) and has been a Certified Public Accountant since 1982. From 1980 to 1983 he was an Auditor with the public accounting firm of Coopers & Lybrand in Philadelphia. From 1984 to 1986 Mr. McAndrew was employed as a Controller for a New Jersey based division of Allied Signal, Inc.

   STANTON M. PIKUS, Chairman of the Board of Directors, was a founder of Canterbury (1981). In June 2001 he resigned as President and Chief Executive Officer of Canterbury Consulting Group, Inc. but remains an employee of the Company. He graduated from The Wharton School of the University of Pennsylvania (B.S., Economics and Accounting) in 1962.
From 1968 until 1984 he worked full-time as President and majority stockholder of Brown, Bailey and Pikus, Inc., a mergers and acquisitions consulting firm that had completed more than twenty transactions. In addition, Mr. Pikus has been retained in the past by various small to medium-sized public and private companies in the capacity of an independent financial consultant. Mr. Pikus is the spouse of Jean Z. Pikus, who is a Director, a Vice President and the Secretary of Canterbury Consulting Group, Inc.

   JEAN ZWERLEIN PIKUS, Vice President, Secretary, and a Director since December 1, 1984. She was employed by J. B. Lippincott Company, a publishing company, from 1974 to 1983, where she was Assistant Personnel Manager and also created its word processing center, and was responsible for the day-to-day control of word processing and graphic services. In 1984, Ms. Pikus graduated from The Wharton School of the University of Pennsylvania (B.S., Accounting and Management, cum laude). Ms. Pikus is the spouse of Stanton M. Pikus, who is the Chairman of the Board of Directors and an employee of Canterbury Consulting Group, Inc.

   ALAN B. MANIN, Founder and a Director of Canterbury since its inception in 1981. He is currently the President of Atlantis, Inc., a company which provides motivational training to employees of Fortune 1000 companies. He is a graduate of Temple University (B.S., 1960; M.Ed.,
1966). He was a teacher and Department Chairman in the Philadelphia School System (1960-1966); a former Vice President and Director of Education for Evelyn Wood Reading Dynamics (1966-1972); a former Director of Northeast Preparatory School (1973); and President, Chief Operating Officer and founder of Health Careers Academy, a federally accredited (National Association of Trade and Technical Schools) vocational school (1974-1979).

   STEPHEN M. VINEBERG, a Director since 1988, is currently the President and Chief Executive Officer of CMQ, Inc. Previously he was a Vice President of Fidelity Bank, Philadelphia, where he was Chief Operating Officer of the Data Processing, Systems and Programming Divisions. Mr. Vineberg also directed a wholly owned subsidiary of the bank that developed and marketed computer software, operated a service bureau and coordinated all electronic funds transfer activities.

   PAUL L. SHAPIRO, a Director since December, 1992, has worked for McKesson Drug Company for the past 26 years. Recipient of the McKesson President's Award for 2002. From 1973 through 1975 he was Director of the Pennsylvania Security Officers' Training Academy. In 1973, he graduated from York College of Pennsylvania with a B.S. Degree in Police Administration.

   FRANK A. CAPPIELLO, a Director since 1995, Frank Cappiello is one of the country's leading financial analysts. He is an expert on the national economy and a recognized authority on investments. His background includes: formerly the Chief Investment Officer for an insurance holding company, Research Director of a major stock brokerage firm, and presently President of an investment counseling firm:
McCullough, Andrews & Cappiello, Inc. He helped found and served as a Director/Advisor to a successful venture capital fund and is also a founder and past director of a commercial bank, The Bank of Maryland which eventually became part of BB&T Corp, a $44 billion bank holding company. He is the author of four books. Mr. Cappiello has been a faculty member at Johns Hopkins University and is currently Distinguished Visiting Professor of Finance at Loyola College in Maryland. Frank Cappiello is best known to television viewers as a regular panelist of the former PBS television series "Wall $treet Week With Louis Rukeyser". This nationally telecasted program was shown weekly on 250 stations with a viewing audience of nearly 3 million people. A panelist for 32 years, he was on the first show in November 1970 and on the last show, March 22, 2002. He is now a regular panelist on Mr. Rukeyser's successor show: "Lou Rukeyser's Wall Street" airing weekly on CNBC Fridays at 8:30 p.m. He has been a frequent guest on the ABC network television program, "Good Morning, America" as well as CNN's "Money Line", CNN Financial's "Market Sweep", and CNBC. He is a graduate of the University of Notre Dame and Harvard University's Graduate School of Business Administration. Mr. Cappiello served in the Marine Corps as a Lieutenant in an automatic weapons battalion. He is a recipient of the Navy Combat Ribbon.

    Mr. Cappiello serves as the Chairman of the Compensation Committee and the Chairman of the Audit Committee and is the financial statement expert of the Audit Committee of the Board of Directors. In performing these duties Mr. Cappiello operates independent from the management of the Company. Messrs. Manin, Shapiro and Vineberg serve on both the Audit
Committee and the Compensation Committees as Independent Directors.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE OF
                   NOMINEES IN PROPOSAL NO. 1.

    A majority vote of over 50% of the shares voted will be necessary to carry this proposal.


MANAGEMENT INDEBTEDNESS AND RELATED TRANSACTIONS
--------------------------------------------------

    The present Officers and Directors have the following related transactions with the Company.

    During Fiscal 2001, certain officers and directors of the Company purchased a minority ownership interest in a corporation from an outside group who purchased the business from the Company in 1996. The Company holds notes receivable from the corporation in the amount of $3,836,669 at August 31, 2003. The Company maintained the same level of security interest protection and the same debt amortization schedule.

    On July 17, 2002 the Compensation Committee recommended, and the Board of Directors approved a modification of the April 10, 2001 and the May 16, 2001 notes. These non-recourse notes are collateralized by common stock of the Company and are reported as a contra-equity account. Interest rates range from 4% to 6.6%. Prior to July 17, 2002, $1,739,000 of these notes were recourse notes. The notes became non-recourse as to principal and interest as of September 1, 2002 with the issued shares continuing to collateralize the notes. All accrued interest on the notes as of September 1, 2002 has been paid to the Company. Principal and interest must be paid by each recipient before they are entitled to sell their respective shares. If principal and interest have not been paid by the maturity date of the recipient notes, then recipients' sole obligation shall be that any shares relating to this nonpayment will be forfeited and returned to the Company. If this event were to occur, both the underlying shares and the notes receivable would be cancelled with no effect on the net worth of the Company. In consideration for this modification the term of these notes was reduced and shortened from April and May, 2006 to December 31, 2004. The Board also prohibited the issuance of any stock options, stock or any other form of equity for all of Fiscal 2002 to the recipients. In the past, the Board has issued and/or granted significant amounts of equity (in the form of stock options or stock purchases) to these recipients on an annual basis. Also by reducing the term of these notes the Compensation Committee believed that management would have a further inducement to accelerate their efforts to increase shareholder value or risk the loss of their shares.

    On June 3, 2003 the Board of Directors of Canterbury approved a private placement for the Company in the form of 7 3/4% Senior Convertible Promissory Notes. The net proceeds of this private placement were used for working capital to operate the Company in order to offset the operating cash flow shortfall in the fourth quarter of Fiscal 2002, and the first quarter of Fiscal 2003, and to partially replace the $1,000,000 reduction in the Company's credit facility by its bank. This note is convertible into Canterbury restricted common stock at $.355 per share. The notes, if not converted into restricted common stock before then, mature in 36 months and the entire loan amount of $355,000 must be repaid at that time. The ten convertible notes represent total potential dilution of one million shares if all of the notes are converted into common stock. Ten units at $35,500 each were sold. Four units were purchased by affiliates of the Company and six units were purchased by non-affiliates. This debt is subordinate to all current and future bank debt, but is senior to all other current and future Company indebtedness. The shareholders of the Company are being asked to ratify the issuance of the notes in this Proxy Statement. In the interim, the note holders have agreed not to exercise the conversion feature of the notes until after the Annual Meeting, pending shareholder approval. If and when a full conversion takes place, the $355,000 in debt will be eliminated.

    As part of this proxy, shareholders of the Company will be asked to ratify the issuance of these notes.

    For information regarding stock option grants to Directors and Officers please refer to the sections Option Grants and Directors' Remuneration.


EXECUTIVE CASH COMPENSATION
----------------------------

    The following table is a summary of cash compensation paid by Canterbury for services rendered in Fiscal 2000, 2001 and 2002 to the Chief Executive Officer and each of the other four most highly-compensated Officers of Canterbury who received at least $100,000 in total annual compensation.

                                             SUMMARY COMPENSATION TABLE

                                                                   Long-Term Compensation
                       Annual Compensation            Award                       Payouts
                       ----------------------------- -------------------------------------------

                                            Other                Securities           All other
Name and                                    Annual   Restricted  Underlying             Compen-
Principal                     Salary  Bonus Compen-   Stock       Options/  LTIP        sation
Position                Year  ($)     ($)   sation($) Award($)     SAR(#)*  Payouts($)   ($)
------------------------------------------------------------------------------------------------
Stanton M. Pikus(1)     2002 $246,000  $-    $-         $-          -       $-         $-
Chairman                2001  254,000   -     -          -        25,000     -          -
                        2000  210,000   -     -          -        14,286     -          -

Kevin J. McAndrew(2)    2002 $246,000  $-    $-         $-          -       $-         $-
President, Chief        2001  218,000   -     -          -        21,429     -          -
Executive Officer, and  2000  149,000   -     -          -        10,000     -          -
Chief Financial Officer

Jean Z. Pikus           2002 $148,000  $-    $-         $-          -       $-         $-
Vice President          2001  112,000   -     -          -        12,143     -          -
                        2000   92,000   -     -          -         5,715     -          -


(1) Prior to June 1, 2001 Stanton M. Pikus held the positions of President and Chief Executive Officer.
(2) Prior to June 1, 2001, Kevin J. McAndrew held the positions of Executive Vice President, Chief Operating Officer and Chief Financial Officer.
* Theses numbers reflect the 1 for 7 reverse stock split effective
January 24, 2003.


OPTION GRANTS
-------------

    No stock options were awarded to Executive Officers or Directors during Fiscal 2002 and as of this date, no stock options have been awarded during Fiscal 2003 to Executive Officers.

AGGREGATED OPTION EXERCISES
AND FISCAL YEAR-END 2002 OPTION VALUES
----------------------------------------

    The following table provides information on option exercises in Fiscal 2002 by the Executive Officers and on the Executive Officers' unexercised options at November 30, 2002. Included are options granted under the 1995 Stock Incentive Plan. As of the date of this Proxy Statement, no stock options have been granted or exercised in Fiscal 2003 to Executive Officers.





+------------------------------------------------------------------------------------------------+
|                                               Number of Securities     Value of Unexercised    |
|                         Shares                Underlying Unexercised   In-The-Money Options    |
|                      Acquired on    Value     Options at Year End       at Year End 2002       |
|                       Exercise    Realized         2002 (#)                    ($)             |
| Name                    (#)          ($)  Exercisable* Unexercisable  Exercisable Unexercisable|
|---------------------+------------+--------+-----------+------------+------------+--------------+
|                     |            |        |           |            |            |              |
| Stanton M. Pikus    |     0      |    $0  |  73,575   |     0      |     $0     |        0     |
|---------------------+------------+--------+-----------+------------+------------+--------------+
| Kevin J. McAndrew   |     0      |    $0  |  57,146   |     0      |     $0     |        0     |
|---------------------+------------+--------+-----------+------------+------------+--------------+
| Jean Z. Pikus       |     0      |    $0  |  33,289   |     0      |     $0     |        0     |
+---------------------+------------+--------+-----------+------------+------------+--------------+

    Option holders have five years from the date of grant to exercise any or all of their options, and upon leaving Canterbury the option holders must exercise within 30 days or lose their options. These options exercise into Canterbury restricted common shares of company stock.

EMPLOYMENT CONTRACTS
--------------------

    The Company executed new employment agreements dated June 1, 2001 between the Company and Mr. Kevin J. McAndrew and the Company and Mr. Stanton M. Pikus, reflecting their new employment arrangements. Each employment agreement is for a period of five years. Each sets forth various services to be performed. Each employee shall receive an annual salary of $245,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Compensation Committee of the Board of Directors from time to time. These employment agreements supercede and replace the current employment agreements, including the cancellation of bonus opportunities which were to be payable through December 1, 2003.
These agreements also include a non-competition prohibition for a period of three years after employment has been terminated.

    On December 1, 2001 the Company executed a five-year employment agreement between the Company and Ms. Jean Pikus. Ms. Pikus shall receive an annual salary of $150,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Compensation Committee of the Board of Directors from time to time. The agreement also includes a non-competition prohibition for a period of three years after employment has been terminated.

    On March 1, 2003 Canterbury's corporate management team, inclusive of the Chairman, President and Vice President, voluntarily reduced their present salaries by 8%. On August 18, 2003, on the recommendation of Mr. Frank Cappiello, the Chairman of the Compensation Committee of the Board of Directors, the Chairman, President and Vice President agreed to continue their voluntary 8% salary cuts through November 30, 2003 even though they have employment contracts in place. In lieu of the cash lost they were offered a block of restricted common stock on which they must be personally responsible for the applicable federal and state income taxes. Due to the restrictions on the sale of the stock, the stock was valued at 50% of the closing price on Nasdaq on the day prior to this Board resolution and its acceptance by the three aforementioned individuals.

COMMITTEES OF THE BOARD AND MEETING ATTENDANCE
-----------------------------------------------

    The Board has established an Audit Committee and a Compensation Committee. The two committees are currently composed entirely of Independent Directors (Frank A. Cappiello, Alan Manin, Paul Shapiro and Stephen Vineberg). Mr. Frank Cappiello is the Chairman of both committees.

    The Company had 16 meetings of the Board of Directors during the last full fiscal year. There was no incumbent who, during the last full fiscal year, attended fewer than 81% of said meetings. The four Independent Directors constitute a majority of the Company's seven-person Board.

    The Compensation Committee, met 3 times during the last fiscal year.
The Audit Committee met 4 times during the last fiscal year. The Board of Directors adopted a written charter for the Audit Committee which was included as an exhibit to the Proxy Statement filed with the Securities and Exchange Commission on October 4, 2001 for the fiscal year ended November 30, 2000. The Audit Committee re-examined and revised its charter in 2003, in light of the expanded responsibilities imposed under the Sarbanes-Oxley Act of 2002 and related SEC rules. The Audit Committee submitted the amended charter to the Board of Directors for approval and the approved, amended charter is set forth in Appendix A of this Proxy Statement.

Report of the Compensation Committee on Executive Compensation

Overview and Philosophy
The Compensation Committee is responsible for establishing the compensation of, and the compensation policies with respect to, the Company's executive officers, including the Company's Chief Executive Officer, and administering certain of the Company's stock benefit plans. The Compensation Committee is composed of all four of the Company's Independent Directors - Frank Cappiello (Chairman), Alan Manin, Paul Shapiro and Stephen Vineberg.

The objectives of the Company's executive compensation program are to:
* Attract and retain key executives critical to the long-term success of the Company;
* Align the interests of executive officers with the interests of stockholders and the success of the Company; and
* Recognize and reward individual performance and responsibility.


Executive Compensation Program
General. The Company's executive compensation program consists of base salary and long-term incentive compensation in the form of stock options or other incentives such as common stock. In addition, executive officers participate in benefit programs that are available to the Company's employees, generally. These benefit programs include medical benefits and the 401(k) Plan.

Base Compensation. Mr. Stanton M. Pikus, the Company's President and Chief Executive Officer until June 1, 2001 and Mr. Kevin J. McAndrew, the Company's Executive Vice President and Chief Financial Officer until June 1, 2001 and then the Company's President, Chief Executive Officer and Chief Financial Officer, entered into new multi-year employment agreements with the Company during Fiscal 2001. During 2002, compensation for Mr. Pikus and Mr. McAndrew were set within the range of compensation for chief executives with comparable qualifications, experience, length of service and responsibilities at other companies in the same or similar businesses, based on the determination of and approved by the Compensation Committee.

In December 2001, Jean Z. Pikus, the Company's Vice President entered into a multi-year employment agreement with the Company. During 2002, compensation for Ms. Pikus was set within the range of compensation for executives with comparable qualifications, experience, length of service and responsibilities at other companies in the same or similar businesses, based on the determination of and approved by the Compensation Committee.

During the Year 2002, compensation for officers of subsidiaries and/or key employees was set within the range of compensation for executives and/or key employees with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, based on the determination of management and approval of the Compensation Committee. In addition, base compensation for each officer and/or key employee was determined on a case-by-case basis in light of each individual's contribution to the Company as a whole, including the ability to motivate others, develop the necessary skills to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

Long-Term Incentive Compensation. The Company provides long-term incentives to its executive officers and key employees in the form of stock options and/or restricted common stock of the Company. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the common stock. Stock options are granted at an option exercise price that is determined by the Board as of the date of grant. However, neither the option exercise price nor the stock price may be less than the fair market value of the common stock at the time the option or restricted common stock is granted. Accordingly, the stock options will only have value if the Company's stock price increases above the fair market value of the common stock at the time they were granted. In selecting executives eligible to receive option grants and restricted common stock and determining the amount and frequency of such grants, the Company evaluates a variety of factors, including (i) the job level of the executive and/or key employee, (ii) option grants awarded by competitors to executives and/or key employees at comparable job levels and
(iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive and/or key employee. Please refer to the table labeled Options Granted to see options granted in Fiscal 2002 and thus far in Fiscal 2003 to Officers and Directors.

Submitted by the Compensation Committee of the Board of Directors of Canterbury Consulting Group, Inc.

                            Frank Cappiello, Chairman
                            Alan Manin
                            Paul Shapiro
                            Stephen Vineberg


Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended November 30, 2002 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent accountants, the following:
* the plan for, and the independent accountants' report on, each audit of the Company's financial statements;
* the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;
* changes in the Company's accounting practices, principles, controls or methodologies;
* significant developments or changes in accounting rules applicable to the Company; and
* the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

The Audit Committee reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Baratz & Associates, P.A., the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:
* methods to account for significant unusual transactions;
* the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
* the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates; and
* disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company was compatible with maintaining such auditors' independence.

Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2002.

The Audit Committee re-examined and revised its charter in 2003, in light of the expanded responsibilities imposed under the Sarbanes-Oxley Act of 2002 and related SEC rules. The Audit Committee submitted the amended charter to the Board of Directors for approval and the approved, amended charter is set forth in Appendix A of this Proxy Statement.

Mr. Cappiello serves as the Company's Audit Committee Chairman and the financial statement expert of the Audit Committee of the Board of Directors. In performing these duties Mr. Cappiello operates independent from the management of the Company. Messrs. Manin, Shapiro and Vineberg serve on both the Audit Committee and the Compensation Committees as Independent Directors.

Submitted by the Audit Committee of the Board of Directors of Canterbury Consulting Group, Inc.

                            Frank Cappiello, Chairman
                            Alan Manin
                            Paul Shapiro
                            Stephen Vineberg

DIRECTORS' REMUNERATION
------------------------

    In an effort to maintain its current independent directors and if it decides to do so in the future attract additional qualified directors to serve on the Board, Management and the Board of Directors decided on July 29, 2002 that beginning on September 1, 2002 and quarterly thereafter, all independent directors would be paid $2,000 each per quarter as Director's compensation, and stock options when appropriate. There were no stock options awarded to Directors during 2002 nor for the first seven months of 2003. On August 18, 2003 the four independent directors received five-year stock options at market value.


Name                Stock Option Amount   Stock Option Price

Frank Cappiello           20,000             $.75
Alan Manin                10,000             $.75
Paul Shapiro              10,000             $.75
Stephen Vineberg          10,000             $.75

    The Company had 16 meetings of the Board of Directors during the last full fiscal year. There was no incumbent who, during the last full fiscal year, attended fewer than 81% of said meetings.


PERFORMANCE GRAPH
----------------------

    The following graph demonstrates a comparison of Canterbury's stockholder returns at each fiscal year end as of November 30 with shareholder returns on a broad market index, the Nasdaq Stock Market
(US), and a industry index, Nasdaq Computer & Data Processing
Services Stock. The comparison assumes $100.00 was invested on November 30, 1997 in the Company's common stock, the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stocks.

COMPARISON OF CUMULATIVE TOTAL RETURN

                  COMPARISON OF CUMULATIVE TOTAL RETURN

   500 -| +-------------------------------+
        | |  N  - Nasdaq National (US)    |
   450 -| |  S  - Nasdaq Computer & Data  |
        | |       Processing Services     |
D  400 -| |  C  - Canterbury Consulting   |
        | |       Group, Inc.             |
O  350 -| +-------------------------------+
        |
L  300 -|
        |
L  250 -|
        |
A  200 -|                     N,S
        |                                   S
R  150 -|                                   N
        |         N,S                                    N,S
S  100 -|N,S,C                 C            C                      N,S
        |
    50 -|
        |         C                                       C          C
     0 -+---------+------------|------------|-------------|----------|
        1997     1998         1999         2000          2001     2002

                                  Y E A R S

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
------------------------------------------------------------

    The following table sets forth as of September 26, 2003 certain information with regard to the record and beneficial ownership of the Company's common stock by (i) each shareholder, owner of record or beneficial owner of 5% or more of the Company's common stock (ii) each Officer or Director individually and (iii) all Officers and Directors of the Company as a group. Theses numbers reflect the 1 for 7 reverse stock split effective January 24, 2003.


                             Amount and Nature of Beneficial Ownership
                          Shares    Shares Acquirable
Name of                  Currently  Within 60 Days By        % Owned of
Beneficial Owner          Owned     Option Exercise      Company's Shares(*)
--------------------------------------------------------------------------------
Stanton M. Pikus (1)           185,205        73,575               10.71%
Kevin J. McAndrew              112,355        57,146                7.01%
Jean Zwerlein Pikus (1)         68,737        33,289                4.22%
Alan Manin (2)                  29,152        21,002                2.08%
Stephen M. Vineberg             15,519        19,573                1.45%
Paul L. Shapiro                  3,668        19,573                0.96%
Frank A. Cappiello              45,953        39,501                3.54%
---------------------------   --------      --------               ------
All Officers, Directors
and 5% Stockholders as a
group (7 in number)            460,589       263,659              29.97%
                              ========      ========            ========

--------------------------------------------------------------------------------

(*)    These percentages are calculated using total outstanding shares and options exercisable.
(1) Stanton M. Pikus and Jean Zwerlein Pikus are married to each other and, therefore, are deemed to have beneficial ownership in each other's shares. 10,288 shares of Canterbury common stock owned in the name of Matthew Zane Pikus Trust are not included in their totals.
(2) 10,462 shares owned by Atlantis Family L.C. of which Mr. Manin is the sole beneficiary, are included in his total.

Listed below is a table setting forth the stock options included in the Shares Acquirable Within 60 Days By Option Exercise column in the preceding table.

Name of Individual      Capacity in Which Served   Date Granted   Exercise Price    Options
----------------------------------------------------------------------------------------------
Stanton M. Pikus        Chairman of the Board of     12/4/98         $3.72          14,286
                        Directors                    8/27/99        $10.92           5,715
                                                     11/4/99        $16.80          14,286
                                                      8/2/00        $21.00           3,572
                                                    11/28/00        $19.46          10,715(1)
                                                      1/9/01        $10.50          10,715(1)
                                                    11/12/01         $4.83          14,286(1)
----------------------------------------------------------------------------------------------
Kevin J. McAndrew       President, Chief Executive   12/4/98         $3.72         10,715
                        Officer, Chief Financial     8/27/99        $10.92          4,286
                        Officer, Treasurer, Director 11/4/99        $16.80         10,715
                                                      8/2/00        $21.00          2,858
                                                    11/28/00        $19.46          7,143(1)
                                                      1/9/01        $10.50          7,143(1)
                                                    11/12/01         $4.83         14,286(1)
----------------------------------------------------------------------------------------------
Jean Z. Pikus           Vice President, Secretary,   12/4/98         $3.72          6,429
                        Director                     8/27/99        $10.92          2,572
                                                     11/4/99        $16.80          6,429
                                                      8/2/00        $21.00          2,143
                                                    11/28/00        $19.46          3,572(1)
                                                      1/9/01        $10.50          3,572(1)
                                                    11/12/01         $4.83          8,572(1)
----------------------------------------------------------------------------------------------
Alan Manin              Director                     12/4/98         $3.72          2,500
                                                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                     1/11/00        $25.70          1,429
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
----------------------------------------------------------------------------------------------
Stephen Vineberg        Director                     12/4/98         $3.72          2,500
                                                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
----------------------------------------------------------------------------------------------
Paul Shapiro            Director                     12/4/98         $3.72          2,500
                                                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
----------------------------------------------------------------------------------------------
Frank Cappiello         Director                     12/4/98         $3.72          5,000
                                                     8/27/99        $10.92          2,000
                                                     11/4/99        $16.80          5,000
                                                      8/2/00        $21.00          1,786
                                                    11/12/01         $4.83          5,715
                                                    08/18/03          $.75         20,000


(1) These five-year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.

    Section 16(a) of the Securities Exchange Act of 1934 requires Canterbury's Executive Officers, Directors, and affiliates file initial reports of ownership and reports of changes of ownership of Canterbury's common stock with the Securities and Exchange Commission. These Executive Officers, Directors, and affiliates are required to furnish Canterbury with copies of all Section 16(a) forms that they file. Based solely on Canterbury's review of Securities and Exchange Commission Forms 3, 4, and 5 submitted to Canterbury, and written representations from these Officers, Directors, and affiliates that no other reports were required, the Company believes that all required forms were filed on time.

Proposal No. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
========================================================================

    The Board of Directors has appointed Baratz & Associates, P.A. (Baratz), independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending November 30, 2003. Baratz audited the Company's consolidated financial statements for the fiscal years ended November 30, 2001 and November 30, 2002. The firm of Ernst & Young LLP ("Ernst & Young") served as independent auditors for the Company for the fiscal year ended November 30, 2000. The decision to change auditors was based on the fact that the Company experienced significant cost savings by having the audit performed by Baratz & Associates, a New Jersey based regional public accounting firm, since Baratz had already been doing all of the tax compliance and filing work. The consolidation of efforts contributed to the overall cost effectiveness of their engagement.

    During the Company's fiscal year ended November 30, 2000, as well as the subsequent interim period through August 8, 2001, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, except for the valuation of an investment for which the auditors believed there was evidence of permanent impairment and therefore required adjustment in the Statement of Operations for the year ended November 30, 2000. The adjustment was subsequently recorded. There were no other "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurring within the Company's two most recent fiscal years and the subsequent interim period through August 8, 2001.

    The audit report of Ernst & Young LLP on the consolidated financial statements of Canterbury Consulting Group, Inc. and its subsidiaries as of and for the fiscal year ended November 30, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

    During the Company's fiscal year ended November 30, 2000, as well as the subsequent interim period through August 8, 2001, the Company did not consult with Baratz & Associates regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

    At the Annual Meeting, shareholders are being asked to ratify the appointment of Baratz as the Company's independent auditors for fiscal year 2003. Representatives of Baratz are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions.

Audit Fees. The aggregate fees billed for professional services rendered by Baratz for the audit of our annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in our quarterly reports on Form 10-Q for the 2002 fiscal year were $73,000. The aggregate fees billed for professional services rendered by Ernst & Young for the review of information contained in the Form 10-K for the fiscal year ended November 30, 2002 and for the re-issuance of their audit report for the Form 10-K for the fiscal year ended November 30, 2000 were $7,500

Financial Information Systems Design and Implementation Fees. Baratz and Ernst & Young did not render any professional services to the Company of the type described in Rule 2-01(C)(4)(ii) of Regulations S-X during the 2002 fiscal year.

All Other Fees. The aggregate fees billed for services rendered by Baratz, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" during the 2002 fiscal year were $23,000 for tax compliance services. There were no aggregate fees billed for services rendered by Ernst & Young, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" during the 2002 fiscal year.

    Canterbury understands the need for Baratz to maintain objectivity and independence in its audit of the Company's financial statements. Therefore, Canterbury only uses Baratz for non-audit work when it concludes that Baratz is the most appropriate provider of that service such as tax compliance services. The Audit Committee has begun annually evaluating whether the Company's use of Baratz for non-audit services is compatible with Baratz's independence.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

    A majority vote of over 50% of the shares voted will be necessary to carry this proposal.


Proposal No. 3 - RATIFICATION OF THE ISSUANCE OF 7 3/4% SENIOR CONVERTIBLE PROMISSORY NOTES
==========================================================================

    On June 3, 2003 the Board of Directors of Canterbury approved a private placement for the Company in the form of 7 3/4% Senior Convertible Promissory Notes. The net proceeds of this private placement were used for working capital to operate the Company in order to offset the operating cash flow shortfall in the fourth quarter of Fiscal 2002, and the first quarter of Fiscal 2003, and to partially replace the $1,000,000 reduction in the Company's credit facility by its bank. This note is convertible into Canterbury restricted common stock at $.355 per share. The notes, if not converted into restricted common stock before then, mature in 36 months and the entire loan amount of $355,000 must be repaid at that time. The ten convertible notes represent total potential dilution of one million shares if all of the notes are converted into common stock. Ten units at $35,500 each were sold. Four units were purchased by affiliates of the Company and six units were purchased by non-affiliates. This debt is subordinate to all current and future bank debt, but is senior to all other current and future Company indebtedness. The shareholders of the Company are being asked to ratify the issuance of the notes in this Proxy Statement. In the interim, the note holders have agreed not to exercise the conversion feature of the notes until after the Annual Meeting, pending shareholder approval. If and when a full conversion takes place, the $355,000 in debt will be eliminated.

    The following table summarizes certain information regarding the Company's equity compensation plans which represents potential dilution of an additional 319,409 shares.



                                 ( a )               ( b )                 ( c )
                       Number of Securities        Weighted-average      Number of
                       to be issued upon exercise  exercise price of     securities remaining
                       of outstanding options,     outstanding options,  available for future
                       warrants and rights         warrants and rights   issuance under equity
                                                                         compensation plans
                                                                         (excluding securities
Plan Category                                                            reflected in column (a))
-------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders (1)        296,407                     $8.98              144,070

Equity compensation
plans not approved by
security holders(2)          23,002                     $6.32                 --
                          ---------                     -----              -------
    Total                   319,409                     $8.79              144,070
                          =========                     =====             ========

(1) 1995 Employee Stock Option Plan was approved by the shareholders on July 21, 1995 with an amendment approved by shareholders on August 26, 1996.
(2) Options and Warrants issued to consultants outside of the shareholder approved stock option plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
                                 NO. 3.

    A majority vote of over 50% of the shares voted will be necessary to carry this proposal.


EXPENSES OF SOLICITATION
------------------------

    The cost of the solicitation of proxies will be borne by Canterbury. In addition to the use of the mails, proxies may be solicited by regular employees of Canterbury, either personally or by telephone or telegraph. Canterbury does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS
-------------

    This proxy contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in forward looking statements is contained in Canterbury Consulting Group, Inc.'s SEC filings, including periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Canterbury's Investor Relations Department.


    Respectfully submitted,

    By: /s/ Jean Zwerlein Pikus
        ----------------------------------------
         Jean Zwerlein Pikus
         Vice President and Secretary


Dated: September 29, 2003

    Stockholders who do not expect to be present at the meeting and who wish to have their shares voted, are requested to make, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if it is mailed in the United States.

                                    APPENDIX A

                                   CHARTER OF THE
                               AUDIT COMMITTEE OF
                      THE CANTERBURY CONSULTING GROUP, INC.
                               BOARD OF DIRECTORS

  (As last amended by the Board of Directors on September 29, 2003)


Organization
-----------------------

This charter governs the operations of the Audit Committee for Canterbury Consulting Group, Inc. The Committee is comprised entirely of Independent Directors (Frank Cappiello, Stephen Vineberg, Paul Shapiro and Alan Manin). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee was appointed by the Board of Directors and shall be comprised of three or more directors, each of whom are independent of Management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from Management and the Company. All Committee Members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the Committee,] and at least one member shall have accounting or related financial management expertise (which is Mr. Cappiello). The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee. The Committee shall report its activities to the Board at each Board meeting. The Committee has amended its Charter in response to new requirements regarding independent accountants, corporate governance, and disclosure that resulted from the Sarbanes-Oxley Act of 2002 and other proposed regulations. The Company shall comply with all corporate governance in the manner established by the regulatory parties.

Statement of Policy
-------------------

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by Management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the full Board of Directors, the independent auditors and Management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
-------------------------------


The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

* The Committee shall review this Charter periodically, at least annually, and update as conditions dictate and shall submit the Charter to the Board of Directors for approval and have the Charter published at least every three years in the Corporation's proxy statement.

* The Committee shall have a clear understanding with Management and the independent auditors that the independent auditors are ultimately accountable to the Board and to the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent accountants. The Committee must pre-approve all non-audit services to be provided by the Corporation's independent accountants. The Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more Committee Members, provided that such designees present any such approvals to the full Committee at the next Committee meeting. The Committee shall discuss with the auditors their independence from Management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

* The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with Management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without Management present, to discuss the results of their examinations.

* The Committee shall review the interim financial statements with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Any member of the Committee may represent the entire Committee for the purposes of this review.

* The Committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

* The Committee shall prepare a report to be included in the Corporation's proxy statement for each annual meeting that discloses whether the Committee has reviewed the financial statements with management and discussed Statement on Auditing Standards No. 61 (Communicating with Audit Committees) and Independence Standards Board Standard No. 1 (Auditor Independence) with the independent accountants, and if it has recommended to the Board of Directors that the audited financial statements be included in the Form 10-K.

* The Committee shall review the disclosures made by the Corporation's principal executive officer and principal financial officers regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Corporation's internal controls for financial reporting and disclosure controls and procedures.


Miscellaneous
--------------

* The Committee shall oversee the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Conduct and Business Ethics and receive reports from the Chief Compliance Officer.

*   The Committee shall establish procedures for:
       + the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and
       + the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

* The Committee shall ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

* The Committee shall perform any other activities consistent with this Charter, the Corporation's By-laws, and governing law as the Committee or the Board deems necessary or appropriate.

* The Committee shall have the power to hire legal, financial or other advisors as they may deem necessary in their best judgment with due regard to cost, without the need to obtain the prior approval of any officer of the Company. The secretary of the Company will arrange for payment of the invoices of any such third party.

* While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.